UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 29, 2016

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

336 Bon Air Ctr. #352
Greenbrae, CA 94904
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On March 29, 2016 Andalay Solar, Inc. (the “Company”) retained RBSM LLP (“RBSM”) as its independent registered public accounting firm responsible for auditing its consolidated financial statements, to replace Burr Pilger Mayer, Inc. (“BPM”) who was dismissed as its independent registered public accounting firm responsible for auditing its consolidated financial statements.

BPM’s reports on the Company’s consolidated financial statements for the years ended December 31, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that BPM’s report with respect to the years ended December 31, 2014 and 2013 indicated that there was substantial doubt as to the Company’s ability to continue as a going concern.

The decision to dismiss BPM and the selection of RBSM was unanimously approved by the Company’s board of directors.

During the years ended December 31, 2014 and 2013, and in the subsequent interim period through March 29, 2016 (the date of dismissal of BPM), there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

During the year ended December 31, 2014 and in the subsequent interim period through March 29, 2016, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K, except for the material weakness described below.

In connection with the audit of the Company’s 2014 consolidated financial statements, BPM identified a material weakness in the Company’s internal control over financial reporting.  The material weakness was due to the Company not maintaining a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of accounting principles generally accepted in the United States of America.  As a result, adjustments identified as part of the audit process were necessary to completely and accurately present the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

During the Company’s two most recent years and in the subsequent interim period through March 29, 2016, the Company did not consult with RBSM regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided BPM with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested BPM furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of BPM’s letter dated April 1, 2016, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Burr Pilger Mayer, Inc. to the SEC dated April 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2016

ANDALAY SOLAR, INC.

By: /s/ Edward Bernstein
Name: Edward Bernstein
Title: Chief Executive Officer and
Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

16.1	Letter from Burr Pilger Mayer, Inc. to the SEC dated April 1, 2016.